Exhibit 99.1

Aon Corporation

Consolidated Summary of Operations - Reclassified for Discontinued Operations

	2003					2004
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year	1st Quarter
Revenue
Brokerage commissions and fees	$1,653	$1,688	$1,639	$1,822	$6,802	$1,792
Premiums and other	632	635	673	669	2,609	692
Investment income	79	89	57	87	312	81
Total revenue	2,364	2,412	2,369	2,578	9,723	2,565

Expenses
General expenses	1,672	1,776	1,719	1,851	7,018	1,835
Benefits to policyholders	345	325	367	390	1,427	383
Interest expense	28	27	24	22	101	34
Amortization of intangible assets	13	15	18	17	63	14
Unusual charges (credits) - World Trade Center	37	9	—	(60)	(14)	—
Total expenses	2,095	2,152	2,128	2,220	8,595	2,266

Income from continuing operations before income tax and minority interest	269	260	241	358	1,128	299
Provision for income tax	99	96	90	133	418	108
Income from continuing operations before minority interest	170	164	151	225	710	191
Minority interest - 8.205% trust preferred capital securities	(9)	(9)	(9)	(9)	(36)	—
Income from continuing operations	161	155	142	216	674	191

Discontinued operations
Loss from discontinued operations	(13)	(15)	(43)	(2)	(73)	(27)
Income tax benefit	(4)	(6)	(16)	(1)	(27)	(6)
Loss from discontinued operations, net of tax	(9)	(9)	(27)	(1)	(46)	(21)

Net income	$152	$146	$115	$215	$628	$170
Preferred stock dividends	(1)	—	(1)	(1)	(3)	(1)
Net income available for common stockholders	$151	$146	$114	$214	$625	$169

Basic net income per share:
Income from continuing operations	$0.51	$0.49	$0.45	$0.67	$2.12	$0.60
Discontinued operations	(0.03)	(0.03)	(0.09)	—	(0.15)	(0.07)
Net income	$0.48	$0.46	$0.36	$0.67	$1.97	$0.53

Dilutive net income per share:
Income from continuing operations	$0.51	$0.49	$0.44	$0.67	$2.11	$0.59
Discontinued operations	(0.03)	(0.03)	(0.08)	—	(0.14)	(0.06)
Net income	$0.48	$0.46	$0.36	$0.67	$1.97	$0.53

Dilutive average common and common equivalent shares outstanding	315.2	318.2	318.6	319.3	317.8	321.3

	2002
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,420	$1,485	$1,527	$1,670	$6,102
Premiums and other	535	638	607	588	2,368
Investment income (loss)	109	(26)	87	81	251
Total revenue	2,064	2,097	2,221	2,339	8,721

Expenses
General expenses	1,430	1,637	1,616	1,677	6,360
Benefits to policyholders	314	391	350	320	1,375
Interest expense	29	30	32	33	124
Amortization of intangible assets	11	14	13	16	54
Unusual credits - World Trade Center	—	—	(18)	(11)	(29)
Total expenses	1,784	2,072	1,993	2,035	7,884

Income from continuing operations before income tax and minority interest	280	25	228	304	837
Provision for income tax	104	9	84	112	309
Income from continuing operations before minority interest	176	16	144	192	528
Minority interest - 8.205% trust preferred capital securities	(10)	(10)	(10)	(4)	(34)
Income from continuing operations	166	6	134	188	494

Discontinued operations
Loss from discontinued operations	(9)	(9)	(11)	(15)	(44)
Income tax benefit	(3)	(3)	(5)	(5)	(16)
Loss from discontinued operations, net of tax	(6)	(6)	(6)	(10)	(28)

Net income	$160	$—	$128	$178	$466
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$159	$—	$127	$177	$463

Basic net income per share:
Income from continuing operations	$0.60	$0.02	$0.48	$0.62	$1.75
Discontinued operations	(0.02)	(0.02)	(0.02)	(0.03)	(0.10)
Net income	$0.58	$—	$0.46	$0.59	$1.65

Dilutive net income per share:
Income from continuing operations	$0.59	$0.02	$0.48	$0.62	$1.74
Discontinued operations	(0.02)	(0.02)	(0.02)	(0.03)	(0.10)
Net income	$0.57	$—	$0.46	$0.59	$1.64

Dilutive average common and common equivalent shares outstanding	276.6	278.0	277.1	299.0	282.6

	2001
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,273	$1,334	$1,284	$1,499	$5,390
Premiums and other	508	492	510	517	2,027
Investment income	21	78	105	7	211
Total revenue	1,802	1,904	1,899	2,023	7,628

Expenses
General expenses	1,347	1,505	1,365	1,492	5,709
Benefits to policyholders	292	260	271	288	1,111
Interest expense	36	31	31	29	127
Amortization of intangible assets	39	39	40	40	158
Unusual charges - World Trade Center	—	—	53	105	158
Total expenses	1,714	1,835	1,760	1,954	7,263

Income from continuing operations before income tax and minority interest	88	69	139	69	365
Provision for income tax	35	27	53	29	144
Income from continuing operations before minority interest	53	42	86	40	221
Minority interest - 8.205% trust preferred capital securities	(10)	(10)	(10)	(10)	(40)
Income from continuing operations	43	32	76	30	181

Discontinued operations
Loss from discontinued operations	(40)	(5)	(6)	(5)	(56)
Income tax benefit	(16)	(2)	(2)	(2)	(22)
Loss from discontinued operations, net of tax	(24)	(3)	(4)	(3)	(34)

Net income	$19	$29	$72	$27	$147
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$18	$29	$71	$26	$144

Basic net income per share:
Income from continuing operations	$0.16	$0.12	$0.27	$0.11	$0.67
Discontinued operations	(0.09)	(0.01)	(0.01)	(0.01)	(0.13)
Net income	$0.07	$0.11	$0.26	$0.10	$0.54

Dilutive net income per share:
Income from continuing operations	$0.16	$0.12	$0.27	$0.11	$0.65
Discontinued operations	(0.09)	(0.01)	(0.01)	(0.01)	(0.12)
Net income	$0.07	$0.11	$0.26	$0.10	$0.53

Dilutive average common and common equivalent shares outstanding	267.9	270.2	275.4	276.9	272.4

	2000
(millions except per share data)	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Revenue
Brokerage commissions and fees	$1,191	$1,190	$1,164	$1,349	$4,894
Premiums and other	468	491	476	486	1,921
Investment income	136	124	132	112	504
Total revenue	1,795	1,805	1,772	1,947	7,319

Expenses
General expenses	1,258	1,250	1,196	1,438	5,142
Benefits to policyholders	252	257	257	271	1,037
Interest expense	31	33	38	38	140
Amortization of intangible assets	38	39	38	39	154
Total expenses	1,579	1,579	1,529	1,786	6,473

Income from continuing operations before income tax and minority interest	216	226	243	161	846
Provision for income tax	84	88	95	63	330
Income from continuing operations before minority interest	132	138	148	98	516
Minority interest - 8.205% trust preferred capital securities	(10)	(10)	(10)	(10)	(40)
Income from continuing operations	122	128	138	88	476

Discontinued operations
Income from discontinued operations	2	2	1	3	8
Income tax provision	1	1	—	1	3
Income from discontinued operations, net of tax	1	1	1	2	5

Cumulative effect of change in accounting principle, net of tax	(7)	—	—	—	(7)

Net income	$116	$129	$139	$90	$474
Preferred stock dividends	(1)	—	(1)	(1)	(3)
Net income available for common stockholders	$115	$129	$138	$89	$471

Basic net income per share:
Income from continuing operations	$0.46	$0.50	$0.53	$0.33	$1.82
Discontinued operations	0.01	—	—	0.01	0.02
Cumulative effect of change in accounting principle	(0.03)	—	—	—	(0.03)
Net income	$0.44	$0.50	$0.53	$0.34	$1.81

Dilutive net income per share:
Income from continuing operations	$0.46	$0.49	$0.53	$0.32	$1.80
Discontinued operations	0.01	—	—	0.01	0.02
Cumulative effect of change in accounting principle	(0.03)	—	—	—	(0.03)
Net income	$0.44	$0.49	$0.53	$0.33	$1.79

Dilutive average common and common equivalent shares outstanding	260.5	261.7	262.8	267.0	263.0